UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

SRC Energy Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-35245	20-2835920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 2600

Denver, Colorado 80202

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (720) 616-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $.001 par value	SRCI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 13, 2020, SRC Energy Inc. (“SRC”) held a special meeting of its shareholders (the “Special Meeting”) to consider and vote on certain proposals related to the Agreement and Plan of Merger, dated as of August 25, 2019 (the “Merger Agreement”), by and between SRC and PDC Energy, Inc. (“PDC”) providing for the merger of SRC with and into PDC (the “Merger”), with PDC continuing as the surviving corporation. Prior to the Special Meeting, SRC delivered a proxy statement (the “Proxy Statement”) to its shareholders describing the proposals to be voted on at the Special Meeting, the Merger and related information. The Proxy Statement was filed by SRC with the U.S. Securities and Exchange Commission on December 9, 2019.

At the close of business on November 29, 2019, the record date for the Special Meeting, there were approximately 243,567,718 shares of SRC common stock outstanding, all of which were entitled to vote at the Special Meeting. At the Special Meeting, holders of an aggregate of 200,144,854 shares of SRC common stock were present or represented by proxy, constituting a quorum. The following are the final voting results on the proposals considered and voted upon at the Special Meeting, each of which is more fully described in the Proxy Statement.

Proposal 1: Holders of SRC common stock adopted and approved the Merger Agreement and the merger of PDC and SRC pursuant thereto (the “Merger Proposal”).

For	Against	Abstain	Broker non-votes
199,508,295	247,554	389,005	--

Proposal 2: Holders of SRC common stock approved, by a non-binding advisory vote, certain compensation that may be paid or become payable to SRC’s named executive officers that is based on or otherwise relates to the Merger.

For	Against	Abstain	Broker non-votes
128,433,304	70,819,431	892,119	--

Proposal 3: Holders of SRC common stock approved the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Merger Proposal at the time of the Special Meeting. Because there were sufficient proxies to approve the Merger Proposal, no proposal to adjourn the Special Meeting was made.

For	Against	Abstain	Broker non-votes
182,407,321	17,226,869	510,664	--

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRC Energy Inc.

Date: January 13, 2020	By:	/s/ James P. Henderson
		Name:	James P. Henderson
		Title:	Executive Vice President and Chief Financial Officer